Royal Sonesta Chase Park Plaza St. Louis, MO FIRST QUARTER 2022 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Exhibit 99.2 Sonesta Irvine - Orange County Airport Irvine, CA

Table of Contents

SERVICE PROPERTIES TRUST

SVC

Nasdaq Listed

CORPORATE INFORMATION

Company Profile 3
Investor Information 4
Research Coverage 5

FINANCIALS

Key Financial Data 6
Condensed Consolidated Balance Sheets 7
Condensed Consolidated Statements of Income (Loss) 8
Calculation of FFO and Normalized FFO 9
Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re* 10
Notes to Condensed Consolidated Statements of Income (Loss), and calculations of FFO, Normalized FFO, EBITDA, EBITDA*re*, Adjusted EBITDA*re and* Hotel EBITDA 11
Debt Summary 12
Debt Maturity Schedule 13
Leverage Ratios, Coverage Ratios and Public Debt Covenants 14
Capital Expenditures and Restricted Cash Activity 15
Property Acquisitions and Dispositions Information Since January 1, 2021 16

PORTFOLIO INFORMATION

Portfolio Summary 17
Consolidated Portfolio Diversification by Industry 18
Consolidated Portfolio Geographical Diversification 19
Hotel Portfolio by Brand 20
Hotel Operating Statistics by Service Level - Comparable Hotels - three months ended March 31, 2022 21
Hotel Operating Statistics by Service Level - All Hotels - three months ended March 31, 2022 22
Calculation and Reconciliation of Hotel EBITDA - Comparable Hotels 23
Calculation and Reconciliation of Hotel EBITDA - All Hotels 24
Net Lease Portfolio by Brand 25
Net Lease Portfolio by Industry 26
Net Lease Portfolio by Tenant (Top 10) 27
Net Lease Portfolio Expiration Schedule 28
Net Lease Portfolio Occupancy Summary 29

Non-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS 30
WARNING CONCERNING FORWARD-LOOKING STATEMENTS 32

Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

Supplemental Q1 2022 2

Company Profile

SERVICE PROPERTIES TRUST

The Company:

Service Properties Trust, or SVC, we, our or us, is a real estate investment trust, or REIT, with approximately $12 billion invested in two asset categories: hotels and service-focused retail net lease properties. As of March 31, 2022, SVC owns 298 hotels with over 47,000 guest rooms throughout the United States and in Puerto Rico and Canada, the majority of which are extended stay and select service. As of March 31, 2022, SVC owns 786 retail service-focused net lease properties totaling over 13 million square feet throughout United States. SVC is included in 140 market indices and comprises more than 1% of the following indices as of March 31, 2022: Bloomberg Reit Hotels Index (BBREHOTL), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV), Invesco S&P SmallCap 600 Equal Weight ETF INAV Index (EWSCIV), and the Bloomberg WBZ Massachusetts Index (BCMAX).

Management:

SVC is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of March 31, 2022, RMR had more than $37 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, nearly 2,200 properties and approximately 37,000 employees. We believe that being managed by RMR is a competitive advantage for SVC because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self-managed.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 964-8389

Stock Exchange Listing:

Nasdaq

Trading Symbol:

Common Shares: SVC

Key Data (as of and for the three months ended March 31, 2022):

(dollars in 000s)

Total properties:		1,084
Hotels		298
Net lease properties		786
Number of hotel rooms/suites		47,285
Total net lease square feet		13,515,100
Q1 2022 Total revenues	$	393,764
Q1 2022 Net loss	$	(119,822)
Q1 2022 Normalized FFO	$	(3,409)
Q1 2022 Adjusted EBITDA*re*	$	90,106

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Supplemental Q1 2022 4 Board of Trustees Laurie B. Burns Robert E. Cramer Donna D. Fraiche Independent Trustee Independent Trustee Lead Independent Trustee John L. Harrington William A. Lamkin John G. Murray Independent Trustee Independent Trustee Managing Trustee Adam D. Portnoy Chair of the Board & Managing Trustee Senior Management Todd W. Hargreaves Brian E. Donley President and Chief Investment Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Service Properties Trust Financial, investor and media inquiries should be directed to: Two Newton Place Kristin Brown, Director, Investor Relations at 255 Washington Street/Suite 300 (617) 796-8232, or kbrown@rmrgroup.com. Newton, MA 02458-1634 (t) (617) 964-8389 (email) info@svcreit.com (website) www.svcreit.com Investor Information RETURN TO TABLE OF CONTENTS Sonesta ES Suites Lake Buena Vista Orlando, FL

Research Coverage

SERVICE PROPERTIES TRUST

Equity Research Coverage (1)

B. Riley Securities, Inc.
Bryan Maher
(646) 885-5423
bmaher@brileyfin.com

Oppenheimer & Co. Inc.
Tyler Batory
(212) 667-7230
tyler.batory@opco.com

Wells Fargo Securities
Dori Kesten
(617) 603-4233
dori.kesten@wellsfargo.com

Rating Agencies (1)

Moody's Investors Service
Reed Valutas
(212) 553-4169
reed.valutas@moodys.com

S&P Global
Alan Zigman
(416) 507-2556
alan.zigman@spglobal.com

Senior Unsecured Debt Ratings

Standard & Poor's: B+ (Outlook: Negative)/BB*
Moody's: B1 (Outlook: Negative)/ Ba3*

* BB/ Ba3 rating assigned to guaranteed Senior Unsecured Notes.

(1) SVC is followed by the analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SVC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SVC or its management. SVC does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

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Key Financial Data

SERVICE PROPERTIES TRUST

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Selected Balance Sheet Data:					
Total gross assets	$ 12,048,367	$ 12,434,974	$ 12,852,602	$ 12,845,383	$ 12,892,150
Total assets	$ 9,017,072	$ 9,153,315	$ 9,334,831	$ 9,415,735	$ 9,514,515
Total liabilities	$ 7,582,773	$ 7,598,009	$ 7,581,089	$ 7,601,084	$ 7,607,983
Total shareholders' equity	$ 1,434,299	$ 1,555,306	$ 1,753,742	$ 1,814,651	$ 1,906,532
Selected Income Statement Data:					
Total revenues	$ 393,764	$ 421,375	$ 437,099	$ 375,936	$ 261,170
Net loss	$ (119,822)	$ (198,793)	$ (59,714)	$ (91,110)	$ (194,990)
FFO	$ (4,831)	$ (8,545)	$ 40,376	$ 19,151	$ (62,456)
Normalized FFO	$ (3,409)	$ 27,936	$ 43,781	$ 25,840	$ (41,996)
Adjusted EBITDAre	$ 90,106	$ 118,997	$ 137,324	$ 118,577	$ 48,705
Per Common Share Data (basic and diluted):					
Net loss	$ (0.73)	$ (1.21)	$ (0.36)	$ (0.55)	$ (1.19)
FFO	$ (0.03)	$ (0.05)	$ 0.25	$ 0.12	$ (0.38)
Normalized FFO	$ (0.02)	$ 0.17	$ 0.27	$ 0.16	$ (0.26)
Dividend Data:					
Annualized dividends paid per share during the period	$ 0.04	$ 0.04	$ 0.04	$ 0.04	$ 0.04
Annualized dividend yield (at end of period)	0.5 %	0.4 %	0.4 %	0.3 %	0.3 %
Normalized FFO payout ratio	(50.0)%	5.9 %	3.7 %	6.3 %	(3.8)%


Sonesta Fort Lauderdale Beach
Fort Lauderdale, FL
SONESTA

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Supplemental Q1 2022 6

Supplemental Q1 2022 7 March 31, 2022 December 31, 2021 ASSETS Real estate properties: Land $ 1,919,126 $ 1,918,385 Buildings, improvements and equipment 7,989,900 8,307,248 Total real estate properties, gross 9,909,026 10,225,633 Accumulated depreciation (3,031,295) (3,281,659) Total real estate properties, net 6,877,731 6,943,974 Acquired real estate leases and other intangibles, net 275,504 283,241 Assets held for sale 452,100 515,518 Cash and cash equivalents 969,609 944,043 Restricted cash 2,963 3,375 Equity method investments 61,974 62,687 Investment in equity securities 50,899 61,159 Due from related persons 44,430 48,168 Other assets, net 281,862 291,150 Total assets $ 9,017,072 $ 9,153,315 LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ 1,000,000 $ 1,000,000 Senior unsecured notes, net 6,146,258 6,143,022 Accounts payable and other liabilities 422,490 433,448 Due to related persons 14,025 21,539 Total liabilities 7,582,773 7,598,009 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value; 200,000,000 shares authorized; 165,091,533 and 165,092,333 shares issued and outstanding, respectively 1,651 1,651 Additional paid in capital 4,553,020 4,552,558 Cumulative other comprehensive income 783 779 Cumulative net income available for common shareholders 2,515,838 2,635,660 Cumulative common distributions (5,636,993) (5,635,342) Total shareholders' equity 1,434,299 1,555,306 Total liabilities and shareholders' equity $ 9,017,072 $ 9,153,315 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) RETURN TO TABLE OF CONTENTS Sonesta Resort Hilton Head Island Hilton Head Island, SC

Supplemental Q1 2022 8 Three Months Ended March 31, 2022 2021 Revenues: Hotel operating revenues (1) $ 297,406 $ 168,953 Rental income (2) 96,358 92,217 Total revenues 393,764 261,170 Expenses: Hotel operating expenses (1)(3) 290,343 195,352 Other operating expenses 2,269 3,417 Depreciation and amortization 104,113 124,368 General and administrative 11,989 12,657 Loss on asset impairment, net (4) 5,500 1,211 Transaction related costs (5) 797 19,635 Total expenses 415,391 356,640 Gain (loss) on sale of real estate, net (6) 5,548 (9) Unrealized losses on equity securities, net (7) (10,260) (6,481) Interest income 273 57 Interest expense (including amortization of debt issuance costs and debt discounts and premiums of $5,913 and $4,355, respectively) (92,344) (89,391) Loss before income taxes and equity in losses of an investee (118,410) (191,294) Income tax expense (695) (853) Equity in losses of an investee (8) (717) (2,843) Net loss $ (119,822) $ (194,990) Weighted average common shares outstanding (basic and diluted) 164,667 164,498 Net loss per common share (basic and diluted) $ (0.73) $ (1.19) (amounts in thousands, except per share data) Condensed Consolidated Statements of Income (Loss) RETURN TO TABLE OF CONTENTS See accompanying notes on page 11.

Supplemental Q1 2022 9 For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Net loss $ (119,822) $ (198,793) $ (59,714) $ (91,110) $ (194,990) Add (Less): Depreciation and amortization 104,113 115,757 124,163 121,677 124,368 Loss on asset impairment,net (4) 5,500 76,510 — 899 1,211 (Gain) loss on sale of real estate, net (6) (5,548) (588) (94) (10,849) 9 Unrealized (gain) loss on equity securities, net (7) 10,260 (2,168) (24,348) (2,500) 6,481 Adjustments to reflect our share of FFO attributable to an investee (8) 666 737 369 1,034 465 FFO (4,831) (8,545) 40,376 19,151 (62,456) Add (Less): Adjustments to reflect our share of Normalized FFO attributable to an investee (8) 245 651 256 538 825 Transaction related costs (5) 1,177 35,830 3,149 6,151 19,635 Normalized FFO $ (3,409) $ 27,936 $ 43,781 $ 25,840 $ (41,996) Weighted average shares outstanding (basic and diluted) 164,667 164,667 164,590 164,506 164,498 Basic and diluted per share common share amounts: Net loss $ (0.73) $ (1.21) $ (0.36) $ (0.55) $ (1.19) FFO $ (0.03) $ (0.05) $ 0.25 $ 0.12 $ (0.38) Normalized FFO $ (0.02) $ 0.17 $ 0.27 $ 0.16 $ (0.26) Calculation of FFO and Normalized FFO (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS See accompanying notes on page 11.

Supplemental Q1 2022 10 For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Net loss $ (119,822) $ (198,793) $ (59,714) $ (91,110) $ (194,990) Add (Less): Interest expense 92,344 92,494 92,458 91,378 89,391 Income tax (benefit) expense 695 (1,950) (55) 211 853 Depreciation and amortization 104,113 115,757 124,163 121,677 124,368 EBITDA 77,330 7,508 156,852 122,156 19,622 Add (Less): Loss on asset impairment,net (5) 5,500 76,510 — 899 1,211 (Gain) loss on sale of real estate, net (6) (5,548) (588) (94) (10,849) 9 Adjustments to reflect our share of EBITDAre attributable to an investee (8) 680 781 464 1,116 543 EBITDAre 77,962 84,211 157,222 113,322 21,385 Add (less): Unrealized (gain) loss on equity securities, net (7) 10,260 (2,168) (24,348) (2,500) 6,481 Adjustments to reflect our share of Adjusted EBITDAre attributable to an investee (8) 245 651 256 538 825 Transaction related costs (4) 1,177 35,830 3,149 6,151 19,635 General and administrative expense paid in common shares (9) 462 473 1,045 1,066 379 Adjusted EBITDAre $ 90,106 $ 118,997 $ 137,324 $ 118,577 $ 48,705 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) See accompanying notes on page 11. RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 11 Notes to Condensed Consolidated Statements of Income (Loss) and Calculations of FFO, Normalized FFO, EBITDA, EBITDAre, Adjusted EBITDAre and Hotel EBITDA (dollar in thousands) RETURN TO TABLE OF CONTENTS (1) As of March 31, 2022, we owned 298 hotels. Our condensed consolidated statements of income (loss) include hotel operating revenues and expenses of our managed hotels. (2) We reduced rental income by $1,973 and $1,883 for the three months ended March 31, 2022 and 2021, respectively, to record scheduled rent changes under certain of our leases, the deferred rent obligations under our leases with TravelCenters of America Inc., or TA, and the estimated future payments to us under our leases with TA for the cost of removing underground storage tanks on a straight-line basis. (3) When managers of our hotels are required to fund the shortfalls of owner's priority return under the terms of our management agreements or their guarantees, we reflect such fundings in our condensed consolidated statements of income (loss) as a reduction of hotel operating expenses. There was no net reduction to hotel operating expenses during the three months ended March 31, 2022. The net reduction to hotel operating expenses was $10,392 for the three months ended March 31, 2021. (4) We recorded a loss on asset impairment of $5,500 to reduce the carrying value of 25 hotels during the three months ended March 31, 2022, $76,510 to reduce the carrying value of 35 net lease properties and 21 hotels to their estimated fair value less costs to sell during the three months ended December 31, 2021, $899 during the three months ended June 30, 2021 to reduce the carrying value of three net lease properties to their estimated fair value less costs to sell and $1,211 during the three months ended March 31, 2021 to reduce the carrying value of two net lease properties to their estimated fair value less costs to sell. (5) Transaction related costs for the three months ended March 31, 2022 of $1,177 primarily consisted of legal and other professional services costs related to our hotel rebrandings. Transaction related costs for the three months ended December 31, 2021 of $35,830 primarily consisted of working capital advances we previously funded under our agreements with Marriott International Inc., or Marriott, and InterContinental Hotels Group, plc, or IHG, that we expensed as a result of the amounts no longer expected to be recoverable. Transaction related costs for the three months ended September 30, 2021 of $3,149 are primarily related to legal costs related to our arbitration proceeding with Marriott. Transaction related costs for the three months ended June 30, 2021 included $3,700 of working capital we previously funded under our agreement with Hyatt Hotels Corporation, or Hyatt, that we expensed as a result of the amount no longer expected to be recoverable, $1,110 of legal costs related to our arbitration proceeding with Marriott and $1,341 of hotel manager transition costs and for the three months ended March 31, 2021 includes $19,635 of hotel manager transition related costs resulting from the rebranding of 88 hotels during the period. (6) We recorded a $5,548 net gain on sale of real estate during the three months ended March 31, 2022 in connection with the sale of five hotels and two net lease properties, a $588 net gain on sale of real estate during the three months ended December 31, 2021 in connection with the sale of one hotel and six net lease properties, a $94 net gain on sale of real estate during the three months ended September 30, 2021 in connection with the sale of two net lease properties, a $10,849 net gain on sale of real estate during the three months ended June 30, 2021 in connection with the sale of six hotels and two net lease properties and a $9 net loss on sale of real estate during the three months ended March 31, 2021 in connection with the sale of one net lease property. (7) Unrealized gain (loss) on equity securities, net represents the adjustment required to adjust the carrying value of our investment in shares of TA common stock to their fair value. (8) Represents our proportionate share from our equity investment in Sonesta. (9) Amounts represent the equity compensation for our Trustees, officers and certain other employees of our manager. (10) Various percentages of total sales at certain of our hotels are escrowed as reserves for future renovations or refurbishments, or FF&E reserve escrows. We own all the FF&E reserve escrows for our hotels. (11) We are amortizing a liability we recorded for the fair value of our initial investment in Sonesta as a reduction to hotel operating expenses in our condensed consolidated statements of income (loss).

Debt Summary

SERVICE PROPERTIES TRUST

As of March 31, 2022
(dollars in thousands)

	Interest Rate		Principal Balance	Maturity Date		Due at Maturity	Years to Maturity
Floating Rate Debt:							
$1,000,000 revolving credit facility [(1)(2)]	2.850 %	$	1,000,000	7/15/22	$	1,000,000	0.3
Unsecured Fixed Rate Debt:							
Senior unsecured notes due 2022	5.000 %	$	500,000	8/15/22	$	500,000	0.4
Senior unsecured notes due 2023	4.500 %		500,000	6/15/23		500,000	1.2
Senior unsecured notes due 2024	4.650 %		350,000	3/15/24		350,000	2.0
Senior unsecured notes due 2024	4.350 %		825,000	10/1/24		825,000	2.5
Senior unsecured notes due 2025	4.500 %		350,000	3/15/25		350,000	3.0
Senior unsecured notes due 2025 [(3)]	7.500 %		800,000	9/15/25		800,000	3.5
Senior unsecured notes due 2026	5.250 %		350,000	2/15/26		350,000	3.9
Senior unsecured notes due 2026	4.750 %		450,000	10/1/26		450,000	4.5
Senior unsecured notes due 2027	4.950 %		400,000	2/15/27		400,000	4.9
Senior unsecured notes due 2027 [(3)]	5.500 %		450,000	12/15/27		450,000	5.7
Senior unsecured notes due 2028	3.950 %		400,000	1/15/28		400,000	5.8
Senior unsecured notes due 2029	4.950 %		425,000	10/1/29		425,000	7.5
Senior unsecured notes due 2030	4.375 %		400,000	2/15/30		400,000	7.9
Subtotal / weighted average	5.065 %		6,200,000			6,200,000	3.9
Total / weighted average [(4)]	4.758 %	$	7,200,000		$	7,200,000	3.4

(1) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 235 basis points per annum, subject to an interest rate floor of 0.50%. We also pay a facility fee of 30 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed above is as of March 31, 2022. On April 14, 2022, we entered into an amendment to our revolving credit facility to, among other things, extend the waiver period to December 31, 2022. As part of the amendment, we repaid $200 million of the outstanding amount and reduced the size of the credit facility to $800 million, and the interest rate increased by 15bps. Also on April 14, 2022, we exercised a six month extension option to extend the maturity date to January 2023. Subject to the payment of an extension fee and meeting certain other conditions, we may further extend the maturity date by one additional six month period.

(2) We have provided equity pledges on certain of our property owning subsidiaries and provided first mortgage liens on 73 properties owned by the pledged subsidiaries to secure our obligations under the credit agreement governing out credit facility.

(3) The notes are guaranteed by certain of our subsidiaries.

(4) The carrying value of our total debt of $7,146,258 as of March 31, 2022 is net of unamortized discounts and premiums and certain issuance costs totaling $53,742.

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Supplemental Q1 2022 13 (1) Represents amounts outstanding under our $1.0 billion revolving credit facility at March 31, 2022. On April 14, 2022, we entered into an amendment to our revolving credit facility to, among other things, extend the waiver period to December 31, 2022. As part of the amendment, we repaid $200 million of the outstanding amount and reduced the size of the credit facility to $800 million, and the interest rate increased by 15bps. Also on April 14, 2022, we exercised a six month extension option to extend the maturity date to January 2023. Subject to the payment of an extension fee and meeting certain other conditions, we may further extend the maturity date by one additional six month period. Debt Maturity Schedule As of March 31, 2022 RETURN TO TABLE OF CONTENTS (1) Royal Sonesta Houston Galleria Houston, TX

Leverage Ratios, Coverage Ratios and Public Debt Covenants

SERVICE PROPERTIES TRUST

	As of and For the Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Leverage Ratios:					
Net debt / total gross assets	51.7 %	50.3 %	48.9 %	48.9 %	49.1 %
Net debt / gross book value of real estate assets and cash and cash equivalents	53.4 %	51.9 %	50.8 %	50.7 %	51.0 %
Secured debt / total assets	0.3 %	0.6 %	0.9 %	1.1 %	0.9 %
Variable rate debt / Net debt	16.1 %	16.0 %	15.9 %	15.9 %	15.8 %
Coverage Ratios:					
Rolling four-quarter Adjusted EBITDAre / rolling four-quarter interest expense	1.3x	1.2x	1.0x	1.0x	1.1x
Net debt / rolling four-quarter Adjusted EBITDAre [1]	13.4x	14.8x	17.0x	18.7x	17.1x
	As of and For the Trailing Twelve Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Public Debt Covenants:					
Maintenance Covenant					
Total unencumbered assets / unsecured debt - required minimum 150%	170.4 %	176.3 %	179.5 %	179.1 %	179.6 %
Incurrence Covenants [2]					
Total debt / adjusted total assets - allowable maximum 60.0%	58.3 %	56.4 %	55.5 %	55.6 %	55.4 %
Secured debt / adjusted total assets - allowable maximum 40.0%	8.1 %	7.8 %	7.7 %	7.7 %	7.7 %
Consolidated income available for debt service / debt service - required minimum 1.50x	1.32x	1.20x	1.06x	1.00x	1.12x


Royal Sonesta New Orleans
New Orleans, LA

(1) The ratio of net debt to annualized adjusted EBITDAre for the three months ended March 2022 was 17.3x.

(2) As of March 31, 2022, we were below the covenant levels under our debt agreements necessary to incur additional debt, and, as a result, we will not be able to incur additional debt while below these levels.

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Supplemental Q1 2022 14

Capital Expenditures and Restricted Cash Activity

SERVICE PROPERTIES TRUST

(dollars in thousands)

Capital Expenditures

	For the Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Hotel capital improvements & FF&E Reserve fundings (1)	$ 28,144	$ 30,010	$ 19,384	$ 24,167	$ 28,881
Net lease capital improvements	740	402	403	227	156
Total capital improvements & FF&E Reserve fundings	$ 28,884	$ 30,412	$ 19,787	$ 24,394	$ 29,037

Restricted Cash

	As of and For the Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Total restricted cash (beginning of period)	$ 3,375	$ 1,657	$ 1,295	$ 5,096	$ 18,124
Manager deposits into FF&E Reserve	1,408	1,312	1,393	2,485	447
SVC fundings into FF&E Reserve:					
Marriott	–	75	69	250	7,000
Hyatt	–	–	–	–	168
Radisson	–	–	–	–	–
Hotel improvements funded from FF&E Reserve	(787)	(702)	(1,100)	(6,536)	(14,198)
FF&E reserves (end of period)	3,996	2,342	1,657	1,295	11,541
Hotel manager release of FF&E Reserve to SVC	–	–	–	–	(6,445)
Proceeds from asset sales deposited into revolver collateral account, net	(1,033)	1,033	–	–	–
Total restricted cash (end of period)	$ 2,963	$ 3,375	$ 1,657	$ 1,295	$ 5,096


Sonesta ES Suites Carmel Mountain Rancho Bernardo
San Diego, CA

(1) Includes amounts we funded into our FF&E reserves and amounts directly reimbursed to our hotel managers for capital expenditures.

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Supplemental Q1 2022 15

Property Acquisitions and Dispositions Information Since January 1, 2022

SERVICE PROPERTIES TRUST

(dollars in thousands, except per sq. ft. data)

ACQUISITIONS:

We have not acquired any properties since January 1, 2022.

DISPOSITIONS:

Date Disposed	Properties	Property Type	Brand	Location	Rooms or Suites/ Square Footage	Sales Price [1]	Average Sales Price per Room or Suite / Square Foot
01/19/2022	1	Hotel	Sonesta ES Suites	Dallas, TX	295	$ 19,000	$ 64
03/01/2022	1	Hotel	Sonesta Select	Fort Worth, TX	138	6,800	49
03/15/2022	1	Hotel	Sonesta Hotels & Resorts	Gwinnett, GA	381	23,250	61
03/29/2022	1	Hotel	Sonesta ES Suites	Oklahoma City, OK	136	7,124	52
03/30/2022	1	Net Lease	Vacant	Houston, TX	–	4,100	–
03/30/2022	1	Hotel	Simply Suites	Horsham, PA	110	4,000	36
03/31/2022	1	Net Lease	Vacant	Appleton, WI	6,960	1,250	180
04/06/2022	1	Hotel	Sonesta Select	Arlington Heights, IL	152	3,500	23
04/12/2022	1	Hotel	Simply Suites	Overland Park, KS	122	4,500	37
04/12/2022	1	Hotel	Simply Suites	Wichita, KS	108	4,500	56
04/19/2022	1	Hotel	Simply Suites	Mount Laurel, NJ	123	10,000	81
04/19/2022	1	Hotel	Simply Suites	San Antonio, TX	113	5,919	52
04/22/2022	1	Hotel	Sonesta Select	Norcross, GA	122	7,000	57
04/29/2022	9	Hotel	Sonesta ES Suites	Various	1,161	124,550	107
04/29/2022	1	Net Lease	Caldwell Country Chevrolet	Calwell, TX	15,086	3,028	201
05/02/2022	1	Net Lease	Vacant	Newton, KS	5,600	230	41
05/02/2022	1	Net Lease	Vacant	Maquoketa, TX	1,892	36	19
05/03/2022	1	Hotel	Sonesta Select	Woburn, MA	120	9,500	79
05/03/2022	1	Net Lease	Vacant	Bald Knob, AR	16,000	175	11
	27				3,081/45,538	238,462	$75/$194

(1) Represents cash sale price and excludes closing related costs.

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Supplemental Q1 2022 16

Supplemental Q1 2022 17 Number of Properties Hotel Properties 298 Number of hotel rooms 47,285 Net Lease Properties 786 Square feet 13,515,100 Total Properties 1,084 Average hotel property size 159 rooms Average net lease property size 17,195 sq. feet Investments Diversification Facts Hotels $ 6,870,113 Tenants/Operators 179 Net Lease Properties 5,112,840 Brands 144 Total Investments $ 11,982,953 Industries 22 States 47 (37 States, DC, PR, ON) Portfolio Summary As of March 31, 2022 (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) Based on investment (1) (1) Royal Sonesta San Juan San Juan, PR

Consolidated Portfolio Diversification by Industry

SERVICE PROPERTIES TRUST

As of March 31, 2022
(dollars in thousands)

	Industry	No. of Properties	Rooms/ Square Footage		Investments	Percent of Total Investment
1.	Hotels	298	47,285	$	6,870,113	57.3%
2.	Travel Centers	182	5,238,766		3,352,096	28.0%
3.	Restaurants-Quick Service	226	681,495		301,088	2.5%
4.	Restaurants-Casual Dining	53	415,547		192,170	1.6%
5.	Movie Theaters	22	1,152,845		190,725	1.6%
6.	Health and Fitness	13	873,258		185,458	1.5%
7.	Grocery Stores	19	1,020,819		129,219	1.1%
8.	Home Goods and Leisure	20	632,465		118,899	1.0%
9.	Medical, Dental Office	71	421,306		118,098	1.0%
10.	Automotive Equipment & Services	64	219,107		98,473	0.8%
11.	Entertainment	4	202,779		61,436	0.5%
12.	Automotive Dealers	8	137,979		60,119	0.5%
13.	General Merchandise Stores	5	406,786		56,321	0.5%
14.	Educational Services	9	220,758		55,647	0.5%
15.	Building Materials	27	429,798		31,317	0.3%
16.	Miscellaneous Manufacturing	6	708,772		29,837	0.2%
17.	Car Washes	5	41,456		28,658	0.2%
18.	Drug Stores and Pharmacies	7	67,423		19,251	0.2%
19.	Sporting Goods	3	120,847		17,596	0.1%
20.	Legal Services	5	29,757		11,362	0.1%
21.	Dollar Stores	3	27,593		2,971	–%
22.	Other	5	160,901		16,538	0.1%
24.	Vacant	29	304,643		35,561	0.4%
	Total	1,084	47,285 /13,515,100	$	11,982,953	100.0%


Sonesta ES Suites Orlando
Orlando, FL

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Supplemental Q1 2022 18

Supplemental Q1 2022 19 Investments State Total Property Count Hotel Count Net Lease Count Total ($000s) % of Total Hotel ($000s) Hotel % of Total Net Lease ($000s) Net Lease % of Total California 58 36 22 $ 1,351,483 11.0% $ 1,078,661 15.7% $ 272,822 5.0 % Texas 90 32 58 1,002,980 8.0% 482,452 7.0% 520,528 10.0 % Illinois 72 13 59 740,745 6.0% 448,681 6.5% 292,064 6.0 % Georgia 94 20 74 715,264 6.0% 444,770 6.5% 270,494 5.0 % Florida 60 12 48 525,980 4.0% 277,831 4.0% 248,149 5.0 % Ohio 51 10 41 511,649 4.0% 180,378 2.6% 331,271 6.0 % Arizona 40 15 25 480,514 4.0% 235,005 3.4% 245,509 5.0 % Pennsylvania 37 9 28 404,734 3.0% 201,525 2.9% 203,209 4.0 % New Jersey 18 15 3 393,653 3.0% 292,675 4.3% 100,978 2.0 % Louisiana 15 3 12 376,950 3.0% 245,246 3.6% 131,704 3.0 % Top 10 535 165 370 6,503,952 52.0% 3,887,224 56.5% 2,616,728 51.0 % Other (1) 549 133 416 5,479,001 48.0% 2,982,889 43.5% 2,496,112 49.0 % Total 1,084 298 786 $ 11,982,953 100.0% $ 6,870,113 100.0% $ 5,112,840 100.0% (1) Consists of properties in 37 different states with an average investment of $9,980. Consolidated Portfolio by Geographic Diversification As of March 31, 2022 (dollars in thousands) RETURN TO TABLE OF CONTENTS Sonesta Select Los Angeles Torrance South Bay Torrance, CA

Hotel Portfolio by Brand

SERVICE PROPERTIES TRUST

As of March 31, 2022
(dollars in thousands, except per room or suite data)

Brand	Service Level	Chain Scale	Number of Hotels	Percent of Total Number of Hotels	Number of Rooms or Suites	Percent of Total Number of Rooms or Suites	Investment	Percent of Total Hotel Investment	Investment Per Room or Suite
Royal Sonesta Hotels®	Full Service	Upper Upscale	17	5.7 %	5,663	12.0 %	$ 1,851,423	26.9 %	$ 327
Sonesta ES Suites®	Extended Stay	Upper Midscale	90	30.2 %	11,243	23.8 %	1,509,792	22.0 %	134
Sonesta Hotels & Resorts®	Full Service	Upscale	23	7.7 %	7,364	15.6 %	1,167,420	17.0 %	159
Sonesta Select®	Select Service	Upscale	62	20.8 %	8,750	18.5 %	886,993	12.9 %	101
Sonesta Simply Suites®	Extended Stay	Midscale	64	21.5 %	7,929	16.8 %	652,711	9.5 %	82
Hyatt Place®	Select Service	Upscale	17	5.7 %	2,107	4.5 %	246,250	3.6 %	117
Courtyard by Marriott®	Select Service	Upscale	13	4.4 %	1,813	3.8 %	172,301	2.5 %	95
Radisson® Hotels & Resorts	Full Service	Upscale	5	1.7 %	1,149	2.4 %	159,707	2.3 %	139
Crowne Plaza®	Full Service	Upscale	1	0.3 %	495	1.0 %	123,366	1.8 %	249
Country Inns & Suites® by Radisson	Full Service	Upper Midscale	3	1.0 %	430	0.9 %	54,076	0.8 %	126
Residence Inn by Marriott®	Extended Stay	Upscale	3	1.0 %	342	0.7 %	46,074	0.7 %	126
Total/Average Hotels			298	100.0 %	47,285	100.0 %	$ 6,870,113	100.0 %	$ 145

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Supplemental Q1 2022 20

Hotel Operating Statistics by Service Level - Comparable Hotels

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy: Three Months Ended March 31, 2022	2021	Change	ADR: Three Months Ended March 31, 2022	2021	Change	RevPAR: Three Months Ended March 31, 2022	2021	Change
Sonesta [(1)]	Full Service	22	7,145	51.9 %	31.2 %	20.7 Pts	$ 144.09	$ 109.85	31.2 %	$ 74.78	$ 34.27	118.2 %
Royal Sonesta [(1)]	Full Service	16	5,291	37.3 %	22.2 %	15.1 Pts	211.22	150.05	40.8 %	78.79	33.31	136.5 %
Radisson Hotel	Full Service	5	1,149	57.5 %	38.0 %	19.5 Pts	126.88	90.60	40.0 %	72.96	34.43	111.9 %
Crowne Plaza	Full Service	1	495	43.4 %	36.0 %	7.4 Pts	121.33	93.92	29.2 %	52.66	33.81	55.8 %
Country Inn and Suites	Full Service	3	430	52.2 %	30.2 %	22.0 Pts	107.10	79.75	34.3 %	55.91	24.08	132.2 %
Full Service Total / Average		47	14,510	46.7 %	28.6 %	18.1 Pts	160.03	117.57	36.1 %	74.73	33.63	122.2 %
Sonesta Select [(1)]	Select Service	62	8,750	40.4 %	25.1 %	15.3 Pts	104.22	85.57	21.8 %	42.10	21.48	96.0 %
Hyatt Place	Select Service	17	2,107	58.6 %	47.5 %	11.1 Pts	113.09	84.19	34.3 %	66.27	39.99	65.7 %
Courtyard	Select Service	13	1,813	43.9 %	37.0 %	6.9 Pts	106.02	82.55	28.4 %	46.54	30.54	52.4 %
Select Service Total / Average		92	12,670	44.0 %	30.5 %	13.5 Pts	106.45	84.69	25.7 %	46.84	25.83	81.3 %
Sonesta ES Suites [(1)]	Extended Stay	90	11,243	63.7 %	54.0 %	9.7 Pts	107.74	88.89	21.2 %	68.63	48.00	43.0 %
Sonesta Simply Suites	Extended Stay	63	7,831	66.9 %	55.0 %	11.9 Pts	76.86	63.49	21.1 %	51.42	34.92	47.3 %
Residence Inn	Extended Stay	3	342	56.3 %	43.7 %	12.6 Pts	106.53	96.74	10.1 %	59.98	42.28	41.9 %
Extended Stay Total / Average		156	19,416	64.9 %	54.2 %	10.7 Pts	94.96	78.60	20.8 %	61.63	42.60	44.7 %
		295	46,596	53.6 %	39.8 %	13.8 Pts	$ 114.85	$ 88.59	29.6 %	$ 61.56	$ 35.26	74.6 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q1 2022 21

Hotel Operating Statistics by Service Level - All Hotels[1]

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy Three Months Ended March 31, 2022	Occupancy 2021	Occupancy Change	ADR Three Months Ended March 31, 2022	ADR 2021	ADR Change	RevPAR Three Months Ended March 31, 2022	RevPAR 2021	RevPAR Change
Sonesta [2]	Full Service	23	7,364	51.9 %	30.9 %	21.0 Pts	$ 144.09	$ 109.85	31.2 %	$ 74.78	$ 33.94	120.3 %
Royal Sonesta [2]	Full Service	17	5,663	36.8 %	22.2 %	14.6 Pts	210.61	150.05	40.4 %	77.50	33.31	132.7 %
Radisson Hotel	Full Service	5	1,149	57.5 %	38.0 %	19.5 Pts	126.88	90.60	40.0 %	72.96	34.43	111.9 %
Crowne Plaza	Full Service	1	495	43.4 %	36.0 %	7.4 Pts	121.33	93.92	29.2 %	52.66	33.81	55.8 %
Country Inn and Suites	Full Service	3	430	52.2 %	30.2 %	22.0 Pts	107.10	79.75	34.3 %	55.91	24.08	132.2 %
Full Service Total / Average		49	15,101	46.3 %	28.4 %	17.9 Pts	160.71	117.57	36.7 %	74.41	33.39	122.9 %
Sonesta Select [2]	Select Service	62	8,750	40.4 %	25.1 %	15.3 Pts	104.22	85.57	21.8 %	42.10	21.48	96.0 %
Hyatt Place	Select Service	17	2,107	58.6 %	47.5 %	11.1 Pts	113.09	84.19	34.3 %	66.27	39.99	65.7 %
Courtyard	Select Service	13	1,813	43.9 %	37.0 %	6.9 Pts	106.02	82.55	28.4 %	46.54	30.54	52.4 %
Select Service Total / Average		92	12,670	44.0 %	30.5 %	13.5 Pts	106.45	84.69	25.7 %	46.84	25.83	81.3 %
Sonesta ES Suites [2]	Extended Stay	90	11,243	63.7 %	54.0 %	9.7 Pts	107.74	88.89	21.2 %	68.63	48.00	43.0 %
Sonesta Simply Suites	Extended Stay	64	7,929	66.2 %	55.1 %	11.1 Pts	76.86	63.40	21.2 %	50.88	34.93	45.7 %
Residence Inn	Extended Stay	3	342	56.3 %	43.7 %	12.6 Pts	106.53	96.74	10.1 %	59.98	42.28	41.9 %
Extended Stay Total / Average		157	19,514	64.6 %	54.3 %	10.3 Pts	94.96	78.47	21.0 %	61.34	42.61	44.0 %
		298	47,285	53.3 %	39.8 %	13.5 Pts	$ 115.24	$ 88.48	30.2 %	$ 61.42	$ 35.22	74.4 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Results of all hotels owned as of March 31, 2022. Excludes the results of hotels sold during the periods presented.
(2) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q1 2022 22

Calculation and Reconciliation of Hotel EBITDA - Comparable Hotels

SERVICE PROPERTIES TRUST

(dollars in thousands)

	Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Number of hotels	295	295	295	295	295
Room revenues	$ 254,623	$ 266,272	$ 291,663	$ 243,054	$ 147,785
Food and beverage revenues	25,145	30,429	24,989	18,428	7,834
Other revenues	12,614	12,973	13,697	12,389	7,889
Hotel operating revenues - comparable hotels	292,382	309,674	330,349	273,871	163,508
Rooms expenses	86,475	87,792	90,006	78,782	55,101
Food and beverage expenses	22,233	25,558	20,356	15,114	8,676
Other direct and indirect expenses	126,378	122,562	124,598	107,024	110,530
Management fees	11,554	12,409	12,543	10,524	5,152
Real estate taxes, insurance and other	35,490	27,317	28,468	29,774	30,192
FF&E reserves [10]	1,794	1,236	1,411	1,135	764
Hotel operating expenses - comparable hotels	283,924	276,874	277,382	242,354	210,414
Hotel EBITDA	$ 8,458	$ 32,800	$ 52,967	$ 31,517	$ (46,906)
Hotel EBITDA Margin	2.9 %	10.6 %	16.0 %	11.5 %	(28.7)%
Hotel operating revenues (GAAP) [1]	$ 297,406	$ 317,215	$ 338,375	$ 280,135	$ 168,953
Add (less)					
Hotel operating revenues from non-comparable hotels	(5,024)	(7,541)	(8,026)	(6,264)	(5,445)
Hotel operating revenues - comparable hotels	$ 292,382	$ 309,674	$ 330,349	$ 273,871	$ 163,508
Hotel operating expenses (GAAP) [1]	$ 290,343	$ 286,968	$ 285,233	$ 243,183	$ 195,352
Add (less)	–	–	–	–	–
Hotel operating expenses from non-comparable hotels	(8,276)	(11,951)	(9,883)	(7,891)	3,285
Reduction for security deposit and guaranty fundings, net [3]	–	–	–	5,306	10,392
FF&E reserves from managed hotel operations [10]	1,236	1,236	1,411	1,135	764
Other [11]	621	621	621	621	621
Hotel operating expenses - comparable hotels	$ 283,924	$ 276,874	$ 277,382	$ 242,354	$ 210,414

See accompanying notes on page 11.

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Supplemental Q1 2022 23

Calculation and Reconciliation of Hotel EBITDA - All Hotels

SERVICE PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Number of hotels	*298*	*303*	*304*	*310*	*310*
Room revenues	$ 258,620	$ 272,458	$ 298,607	$ 248,618	$ 152,728
Food and beverage revenues	25,902	31,503	25,822	18,933	8,172
Other revenues	12,884	13,254	13,946	12,584	8,053
Hotel operating revenues	297,406	317,215	338,375	280,135	168,953
Rooms expenses	88,743	90,705	93,035	80,910	56,578
Food and beverage expenses	23,234	26,768	21,415	15,659	9,042
Other direct and indirect expenses	127,017	126,208	125,080	107,533	99,766
Management fees	11,332	11,869	12,710	10,661	5,238
Real estate taxes, insurance and other	40,638	32,039	33,614	34,347	35,741
FF&E reserves [10]	1,222	1,236	1,411	1,135	764
Hotel operating expenses	292,186	288,825	287,265	250,245	207,129
Hotel EBITDA	$ 5,220	$ 28,390	$ 51,110	$ 29,890	$ (38,176)
Hotel EBITDA Margin	1.8 %	8.9 %	15.1 %	10.7 %	(22.6)%
Hotel operating expenses (GAAP) [1]	$ 290,343	$ 286,968	$ 285,233	$ 243,183	$ 195,352
Add (less)					
Reduction for security deposit and guaranty fundings, net [3]	–	–	–	5,306	10,392
FF&E reserves from managed hotel operations [10]	1,222	1,236	1,411	1,135	764
Other [11]	621	621	621	621	621
Hotel operating expenses	$ 292,186	$ 288,825	$ 287,265	$ 250,245	$ 207,129

See accompanying notes on page 11.

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Supplemental Q1 2022 24

Net Lease Portfolio by Brand

SERVICE PROPERTIES TRUST

As of March 31, 2022
(dollars in thousands)

	Brand	No. of Buildings	Square Feet	Investment	Percent of Total Investment	Annualized Minimum Rent	Percent of Total Annualized Minimum Rent	Rent Coverage
1.	TravelCenters of America	134	3,720,693	$ 2,289,189	44.8 %	$ 168,012	45.2 %	2.35x
2.	Petro Stopping Centers	45	1,470,004	1,021,226	20.0 %	78,099	21.0 %	2.10x
3.	AMC Theatres	11	575,967	102,580	2.0 %	7,751	2.1 %	0.52x
4.	The Great Escape	14	542,666	98,242	1.9 %	7,140	1.9 %	7.79x
5.	Life Time Fitness	3	420,335	92,617	1.8 %	5,770	1.6 %	1.81x
6.	Buehler's Fresh Foods	5	502,727	76,536	1.5 %	5,657	1.5 %	5.90x
7.	Heartland Dental	59	234,274	61,120	1.2 %	4,561	1.2 %	4.60x
8.	Norms	10	63,490	53,673	1.0 %	3,232	0.9 %	0.47x
9.	Express Oil Change	23	83,825	49,724	1.0 %	3,717	1.0 %	4.34x
10.	Regal Cinemas	6	266,546	44,476	0.9 %	3,736	1.0 %	0.47x
11.	Pizza Hut	39	164,298	43,982	0.9 %	3,285	0.9 %	1.78x
12.	Pilot Travel Centers	3	48,069	41,681	0.8 %	3,215	0.9 %	3.99x
13.	Courthouse Athletic Club	4	193,659	39,688	0.8 %	1,850	0.5 %	1.75x
14.	Fleet Farm	1	218,248	37,802	0.7 %	2,675	0.7 %	1.97x
15.	Church's Chicken	44	58,401	35,370	0.7 %	2,469	0.7 %	1.83x
16.	Big Al's	2	111,912	35,214	0.7 %	2,336	0.6 %	0.85x
17.	B&B Theatres	4	261,300	34,369	0.7 %	2,625	0.7 %	0.13x
18.	America's Auto Auction	6	72,338	34,314	0.7 %	3,216	0.9 %	5.93x
19.	Burger King	21	68,710	34,289	0.7 %	2,078	0.6 %	2.15x
20.	Hardee's	19	62,792	31,844	0.6 %	2,120	0.6 %	2.34x
21.	Martin's	16	81,909	31,144	0.6 %	2,252	0.6 %	2.44x
22.	Arby's	19	57,868	29,166	0.6 %	1,670	0.4 %	4.17x
23.	Creme de la Creme	4	81,929	29,131	0.6 %	2,429	0.7 %	1.22x
24.	Mister Car Wash	5	41,456	28,658	0.6 %	2,128	0.6 %	1.74x
25.	Popeye's Chicken & Biscuits	20	45,708	28,434	0.6 %	1,972	0.5 %	5.19x
26.	Other [(1)]	269	4,065,976	708,371	13.6 %	48,028	12.7 %	4.14x
	Total	786	13,515,100	$ 5,112,840	100.0 %	$ 372,023	100.0 %	2.67x


TA 065 - Seymour
Seymour, IN

(1) Consists of 108 distinct brands with an average investment of $2,633 per building.

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Supplemental Q1 2022
25

Net Lease Portfolio by Industry

SERVICE PROPERTIES TRUST

As of March 31, 2022
(dollars in thousands)

	Industry	No. of Buildings	Square Feet	Investment	Percent of Total Investment	Annualized Minimum Rent	Percent of Total Annualized Minimum Rent	Rent Coverage
1.	Travel Centers	182	5,238,766	$ 3,352,096	65.5%	$ 249,325	67.1%	2.29x
2.	Restaurants-Quick Service	226	681,495	301,088	5.9%	20,287	5.5%	2.90x
3.	Restaurants-Casual Dining	53	415,547	192,170	3.9%	11,434	3.1%	1.92x
4.	Movie Theaters	22	1,152,845	190,725	3.7%	14,712	4.0%	0.47x
5.	Health and Fitness	13	873,258	185,458	3.6%	10,588	2.8%	1.89x
6.	Grocery Stores	19	1,020,819	129,219	2.5%	9,191	2.5%	5.51x
7.	Home Goods and Leisure	20	632,465	118,899	2.3%	9,065	2.4%	7.79x
8.	Medical, Dental Office	71	421,306	118,098	2.3%	9,369	2.5%	4.42x
9.	Automotive Equipment & Services	64	219,107	98,473	1.9%	7,132	1.9%	3.19x
10.	Entertainment	4	202,779	61,436	1.2%	4,367	1.2%	2.48x
11.	Automotive Dealers	8	137,979	60,119	1.2%	5,087	1.4%	6.95x
12.	General Merchandise Stores	5	406,786	56,321	1.1%	3,892	1.0%	3.28x
13.	Educational Services	9	220,758	55,647	1.1%	4,376	1.2%	1.42x
14.	Miscellaneous Manufacturing	6	708,772	29,837	0.6%	2,228	0.6%	17.27x
15.	Building Materials	27	429,798	31,317	0.6%	2,644	0.7%	4.20x
16.	Car Washes	5	41,456	28,658	0.6%	2,128	0.6%	1.74x
17.	Drug Stores and Pharmacies	7	67,423	19,251	0.4%	1,258	0.3%	1.61x
18.	Sporting Goods	3	120,847	17,596	0.3%	1,081	0.2%	5.21x
19.	Legal Services	5	29,757	11,362	0.2%	1,119	0.2%	(2.75)x
20.	Dollar Stores	3	27,593	2,971	0.1%	189	0.1%	2.64x
21.	Other [1]	5	160,901	16,538	0.3%	2,551	0.7%	2.10
22.	Vacant	29	304,643	35,561	0.7%	–	–%	n/a
	Total	786	13,515,100	$ 5,112,840	100.0%	$ 372,023	100.0%	2.67x



44905 Mound Road
Sterling Heights, MI

(1) Consists of miscellaneous businesses with an average investment of $3,308 per building.

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Supplemental Q1 2022 26

Net Lease Portfolio by Tenant (Top 10)

SERVICE PROPERTIES TRUST

As of March 31, 2022
(dollars in thousands)

	Tenant	Brand Affiliation	No. of Buildings	Square Feet		Investment	Percent of Total Investment		Annualized Minimum Rent	Percent of Total Annualized Minimum Rent	Weighted Average Lease Term	Rent Coverage
1.	TravelCenters of America Inc. [1]	TravelCenters of America / Petro Stopping Centers	179	5,190,696	$	3,310,415	64.7 %	$	246,110	66.2 %	10.69	2.18x
2.	American Multi-Cinema, Inc.	AMC Theatres	11	575,967		102,580	2.0 %		7,751	2.1 %	0.83	0.33x
3.	Universal Pool Co., Inc.	The Great Escape	14	542,666		98,242	1.9 %		7,140	1.9 %	5.42	7.79x
4.	Healthy Way of Life II, LLC	Life Time Fitness	3	420,335		92,617	1.8 %		5,770	1.6 %	13.25	1.24x
5.	Styx Acquisition, LLC	Buehler's Fresh Foods	5	502,727		76,536	1.5 %		5,657	1.5 %	10.59	5.90x
6.	Professional Resource Development, Inc.	Heartland Dental	59	234,274		61,120	1.2 %		4,561	1.2 %	4.00	4.60x
7.	Norms Restaurants, LLC	Norms	10	63,490		53,673	1.0 %		3,232	0.9 %	23.27	0.47x
8.	Express Oil Change, L.L.C.	Express Oil Change	23	83,825		49,724	1.0 %		3,717	1.0 %	13.00	4.34x
9.	Regal Cinemas, Inc.	Regal Cinemas	6	266,546		44,476	0.9 %		3,736	1.0 %	5.67	0.37x
10.	Pilot Travel Centers LLC	Flying J Travel Plaza	3	48,069		41,681	0.8 %		3,215	0.9 %	6.73	3.99x
	Sub-total, Top 10		313	7,928,595		3,931,064	76.8 %		290,889	78.3 %	10.30	2.37x
11.	Other [2]	Various	473	5,586,505		1,181,776	23.2 %		81,134	21.7 %	8.96	3.76x
	Total		786	13,515,100	$	5,112,840	100.0 %	$	372,023	100.0 %	10.01	2.67x

(1) TA is our largest tenant. As of March 31, 2022, we leased 179 travel centers (134 under the TravelCenters of America brand and 45 under the Petro Stopping Centers brand) to a subsidiary of TA under five master leases that expire in 2029, 2031, 2032, 2033 and 2035, respectively. TA has two renewal options for 15 years each for each lease for all of the travel centers under the lease. In addition to the payment of our minimum rent, these leases provide for payment to us of percentage rent based on increases in total non-fuel revenues over base levels (3.5% of non-fuel revenues above threshold amounts defined in the leases). TA's remaining deferred rent obligation of $17,612 is due in quarterly installments of $4,404 through January 31, 2023.

(2) Consists of 164 tenants with an average investment of $7,206.

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Supplemental Q1 2022 27

Supplemental Q1 2022 28 Year (1) Square Feet Annualized Minimum Rent Expiring Percent of Total Annualized Minimum Rent Expiring Cumulative % of Total Annualized Minimum Rent Expiring 2022 210,412 2,390 0.6% 0.6% 2023 315,142 2,799 0.8% 1.4% 2024 779,371 11,656 3.1% 4.5% 2025 436,043 8,906 2.4% 6.9% 2026 1,077,985 12,030 3.2% 10.1% 2027 1,050,075 13,674 3.7% 13.8% 2028 546,300 9,178 2.5% 16.3% 2029 1,343,309 48,441 13.0% 29.3% 2030 138,590 4,158 1.1% 30.4% 2031 1,313,222 48,778 13.1% 43.5% 2032 1,275,277 53,485 14.4% 57.9% 2033 1,146,326 51,938 14.0% 71.9% 2034 122,877 4,057 1.1% 73.0% 2035 2,234,644 80,285 21.6% 94.6% 2036 552,708 7,529 2.0% 96.6% 2037 4,970 421 0.1% 96.7% 2038 44,484 1,108 0.3% 97.0% 2039 134,901 3,209 0.9% 97.9% 2040 115,142 2,406 0.6% 98.5% 2041 223,043 2,189 0.6% 99.1% 2042 57,499 155 —% 99.1% 2043 — — —% 99.1% 2044 — — —% 99.1% 2045 63,489 3,232 0.9% 100.0% Total 13,185,809 372,024 100.0% Weighted Average Lease Term 8.9 years 10.0 years (1) The year of lease expiration is pursuant to contract terms. Net Lease Portfolio - Expiration Schedule As of March 31, 2022 (dollars in thousands) RETURN TO TABLE OF CONTENTS 2942 Carlson Drive Hammond, IN

Supplemental Q1 2022 29 As of and For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Properties (end of period) 786 788 794 796 798 Total square feet 13,515,100 13,522,060 13,574,656 13,587,068 13,452,608 Square feet leased 13,185,809 13,266,385 13,332,049 13,380,458 13,251,939 Percentage leased 97.6% 98.1% 98.2% 98.5% 98.5 % As of and For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Vacant properties beginning of period 30 30 32 30 18 Vacant property sales / leased (3) (2) (2) (1) (1) Lease terminations 2 2 — 3 13 Vacant properties end of the period 29 30 30 32 30 Net Lease Portfolio - Occupancy Summary As of March 31, 2022 RETURN TO TABLE OF CONTENTS 457 W. Broadway Road Tempe, AZ

Supplemental Q1 2022 30 Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of the applicable Securities and Exchange Commission, or SEC, rules, including FFO, Normalized FFO, EBITDA, Hotel EBITDA, Adjusted Hotel EBITDA, EBITDAre and Adjusted EBITDAre. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of Hotel EBITDA, reflecting only those income and expense items that are generated and incurred at the hotel level may help both investors and management to understand the operations of our hotels. FFO and Normalized FFO: We calculate funds from operations, or FFO, and Normalized FFO as shown on page 9. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss), calculated in accordance with GAAP, excluding any gain or loss on sale of properties and loss on impairment of real estate assets, if any, plus real estate depreciation and amortization, less any unrealized gains and losses on equity securities, as well as adjustments to reflect our share of FFO attributable to an investee and certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the items shown on page 9. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to satisfy our REIT distribution requirements, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and to the dividend yield of other REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 10. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, and adjustments to reflect our share of EBITDAre attributable to an investee. In calculating Adjusted EBITDAre, we adjust for the items shown on page 10. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. Hotel EBITDA: We calculate Hotel EBITDA as hotel operating revenues less hotel operating expenses of all managed and leased hotels, prior to any adjustments required for presentation in our condensed consolidated statements of income (loss) in accordance with GAAP. We believe that Hotel EBITDA provides useful information to management and investors as a key measure of the profitability of our hotel operations. Other Definitions Adjusted Total Assets and Total Unencumbered Assets: Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before impairment write-downs, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized Dividend Yield: Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period. Average Daily Rate: ADR represents rooms revenue divided by the total number of room nights sold in a given period. ADR provides useful insight on pricing at our hotels and is a measure widely used in the hotel industry. Chain Scale: As characterized by STR, a data benchmark and analytics provider for the lodging industry. Comparable Hotels Data: We present RevPAR, ADR and occupancy for the periods presented on a comparable basis to facilitate comparisons between periods. We generally define comparable hotels as those that we owned on March 31, 2022 and were open and operating since the beginning of the earliest period being compared. For the three months ended March 31, 2022 and 2021, our comparable results excluded three hotels that had suspended operations during part of the periods presented. Consolidated Income Available for Debt Service: Consolidated income available for debt service, as defined in our debt agreements, is earnings from operations excluding interest expense, unrealized gains and losses on equity securities, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, gains and losses on early extinguishment of debt, gains and losses on sales of property and amortization of deferred charges. Debt: Debt amounts reflect the principal balance as of the date reported. Net debt means total debt less unrestricted cash and cash equivalents as of the date reported. Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 31 FF&E Reserve: Various percentages of total sales at certain of our hotels are escrowed as reserves for future renovations or refurbishments, or FF&E reserve escrows. We own all the FF&E reserve escrows for our hotels. FF&E Reserve Deposits Not Funded by Hotel Operations: The operating agreements for our hotels generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves. To the extent we make such fundings, our contractual owner's priority returns or rents generally increase by a percentage of the amounts we fund. Gross Book Value of Real Estate Assets: Gross book value of real estate assets is real estate properties at cost plus acquisition related costs, if any, before purchase price allocations, less impairment write-downs, if any. Hotel EBITDA Margin: is Hotel EBITDA as a percentage of hotel operating revenues. Investment: We define hotel investment as historical cost of our properties plus capital improvements funded by us less impairment write-downs, if any, and excludes capital improvements made from FF&E reserves funded from hotel operations that do not result in increases in owner's priority return or rents. We define net lease investment as historical cost of our properties plus capital improvements funded by us less impairment write-downs, if any. Occupancy: Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy is an important measure of the utilization rate and demand of our hotels. Owner's priority return: Each of our management agreements or leases with hotel operators provides for payment to us of an annual owner's priority return or minimum rent, respectively. Certain of these minimum payment amounts are secured by full or limited guarantees. In addition, certain of our hotel management agreements provide for payment to us of additional amounts to the extent of available cash flows as defined in the management agreement. Payments of these additional amounts are not guaranteed. Each of our agreements with our net lease tenants provides for payment to us of minimum rent. Certain of these minimum payment amounts are secured by full or limited guarantees. Annualized minimum rent amounts represent cash rent amounts due to us and exclude adjustments, if any, necessary to record scheduled rent changes under certain of our leases, the deferred rent obligations payable to us under our leases with TA and the estimated future payments to us under our TA leases for the cost of removing underground storage tanks at our travel centers on a straight line basis or any reimbursement of expenses paid by us. Rent Coverage: We define rent coverage as earnings before interest, taxes, depreciation, amortization and rent, or EBITDAR, divided by the annual minimum rent due to us weighted by the minimum rent of the property to total minimum rents of the net lease portfolio. EBITDAR amounts used to determine rent coverage are generally for the latest twelve-month period reported based on the most recent operating information, if any, furnished by the tenant. Operating statements furnished by the tenant often are unaudited and, in certain cases, may not have been prepared in accordance with GAAP and are not independently verified by us. Tenants that do not report operating information are excluded from the rent coverage calculations. In instances where we do not have financial information for the most recent quarter from our tenants, we have calculated an implied EBITDAR for the 2022 first quarter using industry benchmark data to reflect current operating trends. We believe using this industry benchmark data provides a reasonable estimate of recent operating results and rent coverage for those tenants. Revenue per Available Room: RevPAR represents rooms revenue divided by the total number of room nights available to guests for a given period. RevPAR is an industry metric correlated to occupancy and ADR and helps measure revenue performance over comparable periods. Total Gross Assets: Total gross assets is total assets plus accumulated depreciation. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 32 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “will,” “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon our forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS